Exhibit 4.1

BRITISH TELECOMMUNICATIONS plc
Issuer
TO
CITIBANK, N.A.
Trustee

Indenture
Dated as of December 12, 2000

Debt Securities

December 12, 2000
British Telecommunications plc
Reconciliation and tie between Trust Indenture Act of 1939,
as amended by the Trust Indenture Reform Act of 1990, and
Indenture, dated as of December 12, 2000

Trust Indenture Act	Indenture
Section	Section
§ 310(a)(1)	609
(a)(2)	609
(a)(3)	Not Applicable
(a)(4)	Not Applicable
(b)	608
610
§ 311(a)	613(a)
(b)	613(b)
613(b)
(b)(2)	703(a)(2)
703(b)
§ 312(a)	701
702(a)
(b)	702(b)
(c)	702(c)
§ 313(a)	703(a)
(b)	703(b)
(c)	703(c)
(d)	703(d)
§ 314(a)	704
(b)	Not Applicable
(c)(1)	102
(c)(2)	102
(c)(3)	Not Applicable
(d)	Not Applicable
(e)	102
§ 315(a)	601(a)
(b)	602
703(a)(6)
(c)	601(b)
(d)	601(c)
(d)(1)	601(c)(1)
(d)(2)	601(c)(2)
(d)(3)	601(c)(3)
(e)	514
§ 316(a)(1)(A)	502
512
(a)(1)(B)	513
(a)(2)	Not Applicable
(b)	508
§ 317(a)(1)	503
(a)(2)	504
(b)	1003
§ 318(a)	108

NOTE:	This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

     THIS INDENTURE, dated as of December 12, 2000, among British Telecommunications plc, a public limited company duly organized and existing under the laws of England and Wales (herein called the “Company”), having its principal office at 81 Newgate Street, London EC1A 7AJ, England and Citibank, N.A., a national banking association duly organized and existing under the laws of the State of New York, as Trustee (herein called the “Trustee”), having its Corporate Trust Office at 111 Wall Street, 5th Floor NY, NY 10005, Attention: Citibank Agency & Trust Services.
RECITALS OF THE COMPANY
     The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the “Securities”), to be issued in one or more series as in this Indenture provided.
     All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.
     NOW, THEREFORE, THIS INDENTURE WITNESSETH:
     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities of any series thereof, as follows:
ARTICLE ONE - DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION
     SECTION 101. Definitions.
     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:
     (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;
     (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;
     (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States, and, except as otherwise herein expressly provided, the term “generally accepted accounting principles” with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States at the date of such computation; and
     (4) the words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.
     Certain terms, used principally in Article Six, are defined in that Article.
     “Act”, when used with respect to any Holder of a Security, has the meaning specified in Section 104.
     “Additional Amounts” has the meaning set forth in Section 1004.
     “Auditors” means the Auditors for the time being of the Company, or if there shall be Joint Auditors of the Company any one or more of such Joint Auditors.
     “Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition,

“control”, when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.
     “Authenticating Agent” means the Person, if any, authorized by the Trustee pursuant to Section 614 hereof to act on behalf of the Trustee to authenticate Securities of one or more series.
     “Authorized Newspaper” means a newspaper, in the English language or in an official language of the country of publication, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.
     “Board of Directors” means either the board of directors or any duly authorized committee of such board of the Company, or any person to whom such Board of Directors or committee has, to the extent permitted by applicable law, delegated its authority.
     “Board Resolution” means a copy of a resolution certified by any director or the Secretary or any person duly appointed by the Board of Directors of the Company, to have been duly adopted by the Board of Directors and certified to be in full force and effect on the date of such certification, and delivered to the Trustee.
     “Book-Entry Depositary” means, with respect to Securities issuable or issued in whole or in part in the form of one or more Global Securities, the Person, if any, appointed as agent by the Company under the Deposit Agreement for the purposes of maintaining records in which it shall record the ownership, transfer and increases or decreases in the principal amount of certificateless depositary interests in a Global Security (or a successor Book-Entry Depositary), and if at any time there is more than one such Person, “Book-Entry Depositary” as used with respect to the Securities shall mean the respective Book-Entry Depositary with respect to particular Securities.
     “Business Day”, when used with respect to any Place of Payment or any other particular location referred to in this Indenture or in the Securities, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions or trust companies in that Place of Payment or other location are authorized or obligated by law or executive order to close.
     “Clearstream Luxembourg” means Clearstream Banking, société anonyme, Luxembourg.
     “Commission” means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.
     “Company” means the Person named as the “Company” in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Company” shall mean such successor Person.
     “Company Request” or “Company Order” mean, respectively, a written request or order signed in the name of the Company by any director or the Secretary or any person duly appointed by the Board of Directors of the Company, each delivered to the Trustee.
     “Corporate Trust Office” means the principal office of the Trustee in the Borough of Manhattan, The City of New York, New York, at which at any particular time its corporate trust business shall be administered which, at the date of this Indenture, is the address shown in the first paragraph of this Indenture.
     “Corporation” means a corporation, association, company, joint-stock company or business trust.

     “Defaulted Interest” has the meaning specified in Section 307.
     “Definitive Security” means a definitive security in registered form.
     “Deposit Agreement” means the Deposit Agreement, dated as of December 12, 2000 between the Company and Citibank, N.A., as book-entry depositary.
     “Dollar” or “$” means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.
     “DTC” means the Depository Trust Company or its nominee.
     “DTC Participant” means an institution that has an account or accounts with DTC or its successors.
     “Euroclear” means Morgan Guaranty Trust Company of New York, Brussels Office, or its successor as operator of the Euroclear System.
     “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.
     “Event of Default” has the meaning specified in Section 501.
     “Foreign Currency” means a currency or cash issued by the government of any country other than the United States.
     “Foreign Government Securities” means with respect to Securities of any series that are denominated in a Foreign Currency, noncallable (i) direct obligations of the government that issued such Foreign Currency for the payment of which obligations its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of such government, the timely payment of which obligations is unconditionally guaranteed as a full faith and credit obligation of such government.
     “Global Security” means a global security in bearer form representing all or part of a series of Securities for payments attached, authenticated and delivered to the Holder for such series or such portion of such series in accordance with Section 303, or any other Holder.
     “Holder” means (i) for so long as any Securities of any series are represented by one or more Global Securities representing such series, the bearer thereof which shall be the Book-Entry Depositary and (ii) in the event that Definitive Securities are issued, the person in whose name a Definitive Security is registered on the Security Register.
     “Indebtedness for Borrowed Money” means money borrowed and premium and interest in respect thereof, liabilities in respect of any acceptance credit, note or bill discounting facility and liabilities under any bond, note, debenture, loan stock or other security whether issued in whole or in part for cash or other consideration but excluding all such liabilities as aforesaid incurred in relation to the acquisition of goods and services or in the ordinary course of trading.
     “Indenture” means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 301.
     “Interest”, when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.
     “Interest Payment Date”, when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

     “London Stock Exchange” means the London Stock Exchange Limited or, following its proposed change of name, London Stock Exchange plc.
     “Maturity”, when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.
     “Officers’ Certificate” means a certificate signed by any director or the Secretary or any person duly appointed by the Board of Directors of the Company, each delivered to the Trustee.
     “Opinion of Counsel” means a written opinion of counsel, who may be counsel for the Company.
     “Original Issue Discount Security” means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.
     “Outstanding”, when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:
     (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;
     (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited in trust with the Trustee or any Paying Agent (other than the Company) or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;
     (iii) Securities for whose payment or redemption money, U.S. Government Obligations or Foreign Government Securities in the necessary amount has been theretofore deposited with the Trustee (or another trustee satisfying the requirements of Section 609) in trust for the Holders of such Securities in accordance with Section 403; and
     (iv) Securities which have been paid pursuant to Section 806 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;
provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or whether a quorum is present at a meeting of Holders of Securities (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 502, (ii) the principal amount of a Security denominated in a Foreign Currency or Currencies shall be the Dollar equivalent, determined on the date of original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the Dollar equivalent on the date of original issuance of such Security of the amount determined as provided in (i) above) of such Security, and (iii) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, or upon any such determination as to the presence of a quorum, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

     “Paying Agent” means any Person authorized by the Company to pay the principal of (and premium, if any) or any interest on any Securities on behalf of the Company.
     “Person” means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.
     “Place of Payment”, when used with respect to the Securities of any series, means the place or places where, subject to the provisions of Section 1002, the principal of (and premium, if any) and any interest on the Securities of that series are payable as specified as contemplated by Section 301.
     “Predecessor Security” of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.
     “Redemption Date”, when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.
     “Redemption Price”, when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.
     “Regular Record Date” for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.
     “Responsible Officer”, when used with respect to the Trustee, means any vice president, trust officer or assistant trust officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.
     “Security” means one of the Securities.
     “Securities” has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.
     “Security Register” and “Security Registrar” have the respective meanings specified in Section 305.
     “Special Record Date” for the payment of any Defaulted Interest on the Securities of any series means a date fixed by the Trustee pursuant to Section 307.
     “Stated Maturity”, when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security representing such installment of interest as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.
     “Subsidiary” means any corporation of which at least a majority of the outstanding stock or equity interest having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by the Company or by one or more Subsidiaries, or by the Company and one or more Subsidiaries.
     “Trustee” means the Person named as the “Trustee” in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, “Trustee” as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.
     “Trust Indenture Act” means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 905.
     “U.K. GAAP” means generally accepted accounting principles in the United Kingdom.
     “U.S. Government Obligations” means securities which are (i) direct obligations of the United States for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States the payment of the principal, any interest and any premium of which is unconditionally guaranteed as a full faith and credit obligation by the United States, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.
     “United Kingdom” means the United Kingdom of Great Britain and Northern Ireland.
     “United States” means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.
     “United States Alien” means any Person who, for United States Federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States Federal income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.
     “Vice President”, when used with respect to the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title “vice president”.
     SECTION 102. Compliance Certificates and Opinions.
     Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers’ Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.
     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than certificates provided pursuant to Section 704(4)) shall include
     (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;
     (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

     (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and
     (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.
     SECTION 103. Form of Documents Delivered to Trustee.
     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.
     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representation with respect to such matters is erroneous.
     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.
     SECTION 104. Acts of Holders.
     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, when it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.
     (b) If the Company shall solicit from the Holders of Securities of any series any request, demand, authorization, direction, notice, consent, waiver, vote or other Act, the Company may, at its option, by Board Resolution, fix in advance a record date for purposes of determining the identity of Holders of Definitive Securities entitled to give such request, demand, authorization, direction, notice, consent, waiver, vote or other Act, but the Company shall have no obligation to do so. Any such record date shall be fixed at the Company’s discretion. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver, vote or other Act may be sought or given before or after the record date, but only the Holders of Definitive Securities of record at the close of business on such record date shall be deemed to be Holders of Definitive Securities for the purpose of determining whether Holders of the requisite proportion of Securities of such series outstanding have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver, vote or other Act, and for that purpose the Definitive Securities of such series outstanding shall be computed as of such record date. If the record date is not set by the Company prior to the first solicitation of Holders of Securities of such series made by the Company in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day prior to the first solicitation of such action or vote or, if later, the date of the most recent list of Holders furnished to the Trustee prior to such solicitation pursuant to Section 701. Upon the fixing of such a record date, those persons who were Holders of Securities at such record date (or their duly designated proxies), and only those persons, shall be entitled with respect to such Securities to take such action by vote or to revoke any vote previously given, whether or not such persons continue to be Holders after such record date.
     (c) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgements of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. When such execution is by a signatory acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.
     (d) The ownership, principal amount and serial numbers of Definitive Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.
     (e) The ownership of a Global Security, and the principal amount and serial number of such Global Security and the date of holding the same, may be proved by the production of such Global Security.
     (f) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of any thing done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security or such other Security.
     SECTION 105. Notices, Etc., to Trustee and Company.
     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,
     (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing (which may be via facsimile) to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Department, and
     (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid addressed, in the case of the Company, to it at the address of its principal office specified in the first paragraph of this instrument, to the attention of its Secretary, or at any other address previously furnished in writing to the Trustee by the Company.
     SECTION 106. Notice to Holders of Securities; Waiver.
     When this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) (a) with respect to Global Securities in bearer form, if in writing and delivered or mailed and received, first-class postage prepaid, to the Holder at the address previously furnished in writing by the Holder to the Trustee and the Company and shall be deemed to be given on the date of receipt by the Holder or any of its representatives and (b) if Outstanding Definitive Securities are affected, if given in writing and mailed, first-class postage prepaid, to each Holder of a Definitive Security affected by such event in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act with respect to reports pursuant to Section 703(a) of this Indenture, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. If the entire principal amount of the Securities of a series or a portion thereof is represented by one or more Global Securities held by the Book-Entry Depositary, all notices with respect to such principal amount or portion thereof, as the case may be, shall be sent to such Book-Entry Depositary or its nominee, as the Holder, and such

Book-Entry Depositary will communicate such notices to DTC, or its nominee, in accordance with the Deposit Agreement. In addition, so long as Securities are listed on the London Stock Exchange and the rules of the London Stock Exchange shall so require, notices shall be published in a leading newspaper having a general circulation in London.
     Any notice published pursuant to the preceding paragraph shall be deemed to have been given on the date of such publication or, if published more than once, on the date of the first publication. If publication is not practicable, notice will be valid if given in such other manner, and shall be deemed to have been given on such date, as the Company shall determine.
     When notice to Holders of Definitive Securities is given by mail, it shall, subject to the second preceding paragraph, be mailed to them at their respective addresses in the Security Register and shall be deemed to have been given on the fourth weekday after the date of mailing; neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.
     SECTION 107. Language of Notices, Etc.
     Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice (if English is not an official language of such country of publication) shall also be in an official language of the country of publication.
     SECTION 108. Conflict with Trust Indenture Act.
     If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the provision of such Act shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.
     SECTION 109. Effect of Headings and Table of Contents.
     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.
     SECTION 110. Successors and Assigns.
     All covenants and agreements in this Indenture by the Company shall bind their successors and assigns, whether so expressed or not.
     SECTION 111. Separability Clause.
     In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 112. Benefits of Indenture.
     Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto, and their successors and assigns hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.
     SECTION 113. Governing Law.
     This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York, except that the authorization and execution of this Indenture and the Securities shall be governed by the respective jurisdictions of organization of the Company and the Trustee, as the case may be.
     SECTION 114. Saturdays, Sundays and Legal Holidays.
     In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities other than a provision in the Securities of any series which specifically states that such provision shall apply in lieu of this Section) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be. If the last day on which any other act may occur hereunder shall not be a Business Day, then such act need not occur by such date, but may occur on the next succeeding Business Day with the same force and effect as if such act occurred on the last day otherwise permitted hereunder.
     SECTION 115. Appointment of Agent for Service.
     The Company hereby appoints British Telecommunications plc, 40 East 52nd Street, New York, NY 10022, attention Jan Vinokour or its successor as its authorized agent (the “Authorized Agent”) upon which process may be served in any action based on this Indenture which may be instituted in any State or Federal court in The City, County and State of New York and expressly accepts the jurisdiction of any such court in respect of such action. Such appointment shall be irrevocable so long as any of the Securities remain outstanding unless and until a successor Authorized Agent shall be appointed and such successor shall accept such appointment. The Company will take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment or appointments in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company (mailed or delivered as aforesaid) shall be deemed, in every respect, effective service of process upon the Company.
ARTICLE TWO- SECURITY FORMS
     SECTION 201. Forms Generally.
     The Securities shall be established by or pursuant to action of the Company’s Board of Directors or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities as evidenced by their execution of the Securities. If temporary Securities of any series are issued in global form as permitted by Section 304, the form thereof shall be established as provided in the preceding sentence. If the forms of Securities of any series (or any such temporary global Security) are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities (or any such temporary global Security).
     The Definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.
     SECTION 202. Form of Trustee’s Certificate of Authentication.
     The Trustee’s certificates of authentication shall be in substantially the following form:
CERTIFICATE OF AUTHENTICATION
     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

CITIBANK, N.A.
as Trustee

By

Authorized Signatory
Dated:
     SECTION 203. Securities in Global Form.
     If any Security of a series is issuable in global form, such Security may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be increased or reduced to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee or Security Registrar and in such manner as shall be specified in such Security. Any instructions by the Company with respect to a Global Security, after its initial issuance, shall be in writing but need not comply with Section 102.
     Every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:
     THIS BEARER SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS ISSUED TO CITIBANK, N.A. AS BOOK-ENTRY DEPOSITARY PURSUANT TO THE DEPOSIT AGREEMENT REFERRED TO IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.
ARTICLE THREE - THE SECURITIES
     SECTION 301. Amount Unlimited; Issuable in Series.
     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.
     The Securities may be issued in one or more series. There shall be established by or pursuant to action of the Board of Directors of the Company and, subject to Section 303, set forth, or determined in the manner provided, in an Officers’ Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

     (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other series of Securities);
     (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906 or 1107 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);
     (3) the Person to whom amounts with respect to the Securities shall be payable;
     (4) the date or dates on which the principal of and any premium on the Securities of the series is payable;
     (5) the rate or rates at which the Securities of the series shall bear interest, if any, or the manner of calculation of such rate or rates, the date or dates from which any such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable, or the manner of determination of an Interest Payment Date and the Regular Record Date for any interest payable on any Interest Payment Date;
     (6) the place or places where, subject to the provisions of Section 1002, the principal of and any premium and interest on Securities of the series shall be payable, any Securities of the series may be surrendered for registration of transfer, Securities of the series may be surrendered for exchange and notices and demands to or upon the Company in respect of the Securities of the series and this Indenture may be served;
     (7) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company (including the period referred to in Section 1108);
     (8) other than with respect to any redemption of Securities pursuant to Section 1108, the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;
     (9) the denominations in which Securities of the series shall be issuable, if other than denominations of $1,000 and any integral multiple thereof;
     (10) the currency or currencies, including composite currencies, in which payment of the principal of and any premium and interest on the Securities of the series shall be payable if other than the currency of the United States and the manner of determining the equivalent thereof in the currency of the United States for any purpose including the definition of “Outstanding” in Section 101;
     (11) if the amount of payments of principal of and any premium or interest on the Securities of the series may be determined with reference to an index, the manner in which such amounts shall be determined;
     (12) if other than the principal amount thereof, the portion of the principal amount of any Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502 or upon redemption of Securities of any series which are redeemable before their Stated Maturity;
     (13) the application, if any, of Section 403 to the Securities of the series;

     (14) if additional amounts pursuant to Section 1004 will be payable by the Company;
     (15) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or a Holder thereof, in one or more currencies or currency units other than that or those in which the Securities are stated to be payable, the currency, currencies or currency units in which the principal of and any premium and interest on Securities of such series as to which such election is made shall be payable, and the periods within which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined);
     (16) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;
     (17) if the principal amount payable at the Stated Maturity of any Securities of the series is not determinable upon original issuance thereof, the amount which shall be deemed to be the principal amount of such Securities for any other purpose hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date (or, in any such case, the manner in which such principal amount shall be determined);
     (18) if applicable, that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and the initial Holder with respect to such Global Security;
     (19) any addition to or change in the Events of Default which applies to any Securities of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 502;
     (20) any addition to or change in the covenants set forth in Article Ten which applies to Securities of the series;
     (21) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture); and
     (22) applicable CUSIP/ISIN Numbers.
     All Securities of any one series shall be substantially identical except as to denomination and the fact that Securities of any one series may be issuable in both bearer and registered form and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 303) set forth in the Officers’ Certificate referred to above or in any such indenture supplemental hereto.
     If the forms of Securities of any series, or any of the terms thereof are established by action taken pursuant to a Board Resolution of the Company, a copy of an appropriate record of such action shall be certified by the Secretary or any person appointed by the Board of Directors of the Company, as the case may be, each delivered to the Trustee at or prior to the delivery of the Officers’ Certificate setting forth the terms of the series.
     SECTION 302. Denominations.
     Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, any Securities of a series shall be issuable in denominations of $1,000 and any integral multiple thereof.

     SECTION 303. Execution, Authentication, Delivery and Dating.
     The Securities shall be executed on behalf of the Company by any one of its Directors and the Secretary or the Group Treasurer or Leslie Winnister, Treasurer, Quantative Risk Management. The signature of any of these officers on the Securities may be manual or facsimile.
     Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.
     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. The Company Order shall specify the amount of Securities to be authenticated, the series and type of Securities and the date on which the Securities are to be authenticated, whether the Securities are to be Definitive Securities or Global Securities and whether or not the Securities shall bear any legend, or such other information as the Trustee may reasonably request. Upon receipt of the Company Order, the Trustee shall authenticate Securities in substitution of Securities originally issued to reflect any name change of the Company. In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities the Trustee shall be provided with and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating (i) that all condition precedent herein provided for relating to the issuance, authentication and delivery of Securities have been satisfied, (ii) that the form and terms thereof have been established in conformity with the provisions of this Indenture, and (iii) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to such exceptions as such counsel shall specify.
     The Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee’s own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.
     Each Security shall be dated the date of its authentication.
     No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by or on behalf of the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and that such Security is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.
     SECTION 304. Temporary Securities.
     Pending the preparation of Definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities substantially of the tenor of the Definitive Securities in lieu of which they are issued, which Securities may be printed, lithographed, typewritten, photocopied or otherwise produced. Temporary Securities will be issued as Definitive Securities and may be in any authorized denomination, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, all as evidenced by such execution.
     If temporary Securities of any series are issued, the Company will cause, if so required by the terms of such temporary Securities, Definitive Securities of such series to be prepared without unreasonable delay. After the preparation of Definitive Securities of such series, the temporary Securities of such series shall be exchangeable for Definitive Securities of such series containing identical terms and provisions upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute, and the Trustee shall authenticate and deliver in exchange therefore, a like aggregate principal amount of Definitive Securities of the same series of authorized denominations containing identical terms and provisions. Until so exchanged, unless otherwise provided therein or in a supplemental indenture relating thereto, the temporary Securities of any series shall in all respects be entitled to the same benefits (but shall be subject to all the limitations of rights) under this Indenture as Definitive Securities of such series.
     SECTION 305. Registration, Registration of Transfer and Exchange.
     (a) Global Securities. Except as otherwise specified as contemplated by Section 301 hereof, any Global Security shall be exchangeable for Definitive Securities only as provided in this paragraph. A Global Security shall be exchangeable pursuant to this Section only (i) if DTC notifies the Book-Entry Depositary that it is unwilling or unable to continue to hold the certificateless depositary interests issued by the Book-Entry Depositary with respect the Global Securities or if at any time DTC is unable to or ceases to be a clearing agency registered under the Exchange Act and a successor to DTC registered under the Exchange Act is not appointed within 120 days, (ii) if the Book-Entry Depositary notifies the Company in writing that it is unwilling or unable to continue to act as Book-Entry Depositary and a successor Book-Entry Depositary is not appointed by the Company within 120 days of such notification, (iii) in the event of a winding-up of the Company, the Company fails to make a payment on the Securities when due, or an Event of Default with respect to such series has occurred and is continuing, or (iv) at any time if the Company at its option and in its sole discretion determines that the Global Securities of a particular series should be exchanged for Definitive Securities of that series. Any Global Security that is exchangeable pursuant to the preceding sentence shall be exchangeable for, unless otherwise specified or contemplated by Section 301, Definitive Securities bearing interest (if any) at the same rate or pursuant to the same formula, having the same date of issuance, the same date or dates from which such interest shall accrue, the same Interest Payment Dates on which such interest shall be payable or the manner of determination of such Interest Payment Dates, redemption provisions, if any, specified currency and other terms and of differing denominations aggregating a like amount as the Global Security so exchangeable. Definitive Securities shall be registered in the names of the owners of the beneficial interests in such Global Securities as such names are from time to time provided, in the case of Global Securities with respect to which a corresponding certificateless depositary interest is held by DTC, by the relevant DTC Participants holdings interests in such Global Securities (as the names of such DTC Participants are provided to the Book-Entry Depositary from time to time by DTC and by the Book-Entry Depositary to the Company) and, in all other cases, by the Holder, to the Trustee.
     Any Global Security that is exchangeable pursuant to the preceding paragraph, unless otherwise specified as contemplated by Section 301, shall be exchangeable for Securities issuable in authorized denominations of a like aggregate principal amount and tenor.
     Except as provided above, owners solely of beneficial interests in a Global Security shall not be entitled to receive physical delivery of Definitive Securities and will not be considered the holders thereof for any purpose under this Indenture.
     In the event that a Global Security is surrendered for redemption in part pursuant to Section 1107, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Global Security, without service charge, a new Global Security in a denomination equal to and in exchange for the unredeemed portion of the principal of the Global Security so surrendered.
     The DTC Participants, DTC and any beneficial owners shall have no rights under this Indenture with respect to any Global Security held on their behalf by a Holder, and such Holder shall be treated by the Company, the Trustee and any agent of the Company or the Trustee as the owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by a Holder or impair, as between DTC or other clearance service and its DTC Participants and Holders, the operation of customary practices governing the exercise of the rights of a holder of any security, including without limitation the granting of proxies or other authorization of participants to give or take any request, demand, authorization, direction, notice, consent, waiver or other action which a Holder is entitled to give or take under this Indenture.
     In connection with any exchange of interests in a Global Security for Definitive Securities, as provided in this subsection 305(a), then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Company shall deliver to the Trustee, Definitive Securities in aggregate principal amount equal to the principal amount of such Global Security or the portion to be exchange executed by the Company. On or after the earliest date on which such interests may be so exchanged, such Global Security shall be surrendered by the Holder to the Trustee, as the Company’s agent for such purpose, to be exchanged, in whole or from time to time in part, for Definitive Securities without charge and the Trustee shall authenticate and deliver, in exchange for each portion of such Global Security, an equal aggregate principal amount of Definitive Securities of authorized denominations as the portion of such Global Security to be exchanged. Any Global Security that is exchangeable pursuant to this Section 305 shall be exchangeable for Securities issuable in the denominations specified as contemplated by Section 301 and registered in such names as the Holder of such Global Security shall direct. If a Definitive Security is issued in exchange for any portion of a Global Security after the close of business at the office or agency where such exchange occurs on any record date and before the opening of business at such office or agency on the relevant Interest Payment Date, interest will not be payable on such Interest Payment Date in respect of such Definitive Security, but will be payable on such Interest Payment Date only to the person to whom payments of interest in respect of such portion of such Global Security are payable.
     DTC may grant proxies and otherwise authorize any person, including DTC Participants and persons that may hold interests directly or indirectly through DTC Participants, to take any action which a Holder is entitled to take under this Indenture with respect to the Securities.
     (b) Definitive Securities. Except as otherwise specified pursuant to Section 301, Definitive Securities of any series may be exchanged for a like aggregate principal amount of Definitive Securities of such series of other authorized denominations containing identical terms and provisions. Securities to be exchanged shall be surrendered at an office or agency of the Company designated pursuant to Section 1002 for such purpose, and the Company shall execute, and the Trustee shall authenticate and deliver, in exchange therefor the Security or Securities of the same series which the Holder making the exchange shall be entitled to receive.
     Except as otherwise specified pursuant to Section 301, the Company shall cause to be kept in the principal corporate trust office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of such Securities; provided no such Security Register shall be maintained in any office or agency in the United Kingdom. The Trustee is hereby appointed “Security Registrar” for the purpose of registering Definitive Securities and transfers of Definitive Securities as herein provided.
     Definitive Securities shall be transferable only on the Security Register. Upon surrender for registration of transfer of any Definitive Security of any series at an office or agency of the Company designated pursuant to Section 1002 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Definitive Securities of the same series of any authorized denominations containing identical terms and provisions, of a like aggregate principal amount.
     All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.
     Every Definitive Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the registered Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.
     The Company shall not be required to issue, register the transfer of or exchange any Security of any series during the 15-days period preceding (i) the due date for any payment of principal of, interest or other amounts due, if any, on the Securities of such series, or (ii) the day on which Securities of such series are scheduled for redemption, except the unredeemed portion of Securities being redeemed in part.
     SECTION 306. Mutilated, Destroyed, Lost and Stolen Securities.
     If any mutilated Security (including any Global Security) is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series containing identical terms and provisions of like amount not contemporaneously outstanding.
     If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount, and bearing a number not contemporaneously outstanding.
     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.
     Upon the issuance of any new Security under this Section, the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.
     Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security, shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and any such new Security shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.
     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.
     SECTION 307. Payment of Interest; Interest Rights Preserved.
     Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Securities which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid, in the case of Definitive Securities, to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest and, at the option of the Company, may be paid by check mailed to the address of such Person as it appears in the Security Register or, in the case of Global Securities held by any holder, by wire transfer of same-day funds to the Holder.
     Any interest on any Security of any series which is payable but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

     (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at the address of such Holder as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).
     (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.
     Subject to the foregoing provisions of this Section and Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.
     SECTION 308. Persons Deemed Owners.
     Prior to due presentment of a Definitive Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Sections 305 and 307) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.
     Title to any Global Security shall pass by delivery. The Company, the Trustee and any agent of the Company, or the Trustee may treat the bearer of any Global Security as the absolute owner of such Security for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.
     SECTION 309. Cancellation.
     All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Securities so delivered shall be promptly cancelled by the Trustee. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be destroyed and certification of their destruction delivered to the Company, unless by a Company Order the Company shall direct that cancelled Securities be returned to it.
     SECTION 310. Computation of Interest.
     Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.
     SECTION 311. CUSIP Numbers.
     The Company in issuing any series of the Securities may use CUSIP numbers, if then generally in use, and thereafter with respect to such series, the Trustee may use such numbers in any notice of redemption or exchange with respect to such series, provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the “CUSIP” numbers.
ARTICLE FOUR - SATISFACTION AND DISCHARGE
     SECTION 401. Satisfaction and Discharge of Indenture.
     This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for, and any right to receive additional amounts, as provided in Section 1004), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when
     (1) either
     (A) all Securities of such series theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company, as the case may be, or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee cancelled or for cancellation; or
     (B) all such Securities described in (i) above not theretofore delivered to the Trustee for cancellation
     (i) have become due and payable, or
     (ii) will become due and payable at their Stated Maturity within one year, or
     (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and any interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

     (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and
     (3) the Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.
     Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614, if money, U.S. Government Obligations or Foreign Government Securities shall have been deposited with the Trustee in accordance with Section 403, the obligations of the Company to the Trustee under Section 402(b), and, if money shall have been deposited with the Trustee pursuant to clause (1)(B) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive such satisfaction and discharge.
     SECTION 402. Application of Trust Money.
     (a) Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401, all money, U.S. Government Obligations or Foreign Government Securities deposited with the Trustee pursuant to Section 403, and all money received by the Trustee in respect of U.S. Government Obligations or Foreign Government Securities deposited with the Trustee pursuant to Section 403, shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and any interest for whose payment such money has been deposited with or received by the Trustee or to make mandatory sinking fund payments or analogous payments as contemplated by Section 403.
     (b) The Company shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against U.S. Government Obligations or Foreign Government Securities deposited pursuant to Section 403 or the interest and principal received in respect of such obligations or such securities other than any payable by or on behalf of Holders.
     (c) The Trustee shall deliver or pay to the Company from time to time upon Company Request any money, U.S. Government Obligations or Foreign Government Securities held by it as provided in Section 403 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are then in excess of the amount thereof which then would have been required to be deposited for the purpose for which such money, U.S. Government Obligations or Foreign Government Securities were deposited or received.
     SECTION 403. Defeasance and Discharge of Securities of any Series.
     If this Section 403 is specified, as contemplated by Section 301, to be applicable to Securities of any series, then notwithstanding Section 401, the Company shall be deemed to have paid and discharged the entire indebtedness on all the Outstanding Securities of that series, the provisions of this Indenture as it relates to such Outstanding Securities (except as to the rights of Holders of Securities to receive, from the trust funds described in subparagraph (1) below, payment of the principal of (and premium, if any) and any installment of principal of (and premium, if any) or interest on such Securities on the Stated Maturity of such principal or installment of principal or interest or any mandatory sinking fund payments or analogous payments applicable to the Securities of that series on the day on which such payments are due and payable in accordance with the terms of the Indenture and of such Securities, the Company’s obligations with respect to such Securities under Sections 305, 306, 1002 and 1003 and the rights, powers, trusts, duties and immunities of the Trustee hereunder) shall no longer be in effect, and the Trustee, at the expense of the Company, shall, upon Company Request, execute proper instruments acknowledging the same, provided that the following conditions have been satisfied:
     (1) the Company has deposited or caused to be deposited with the Trustee, irrevocably (irrespective of whether the conditions in subparagraphs (2), (3), (4), (5) and (6) below have been satisfied,

but subject to the provisions of Section 402(c) and the last paragraph of Section 1003), as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of that series, with reference to this Section 403, (A) in the case of Securities of such series denominated in Dollars, U.S. money in an amount, or U.S. Government Obligations (which through the payment of interest and principal in respect thereof in accordance with their terms will provide not later than the opening of business on the due date of any payment referred to in clause (i) or (ii) of this subparagraph (1) U.S. money in an amount), or a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge (i) the principal of (and premium, if any) and interest on such Outstanding Securities on the Stated Maturity of such principal or installment of principal or interest and (ii) any mandatory sinking fund payments or analogous payments applicable to Securities of such series on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities; provided, however, that in the case of Securities of any series issued in whole or in part in bearer form, not more than 50% (determined with respect to both value and income) of the deposited collateral shall consist of U.S. Government Obligations; or (B) in the case of Securities of such series denominated in a Foreign Currency, money in the same Foreign Currency in an amount, or Foreign Government Securities in the same Foreign Currency (which through the payment of interest and principal in respect thereof in accordance with their terms will provide not later than the opening of business on the due date of any payment referred to in clause (iii) or (iv) of this subparagraph (1) money in the Foreign Currency in an amount), or a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge (iii) the principal of (and premium, if any) and each installment of principal (and premium, if any) and interest on such Outstanding Securities on the Stated Maturity of such principal or installment of principal or interest and (iv) any mandatory sinking fund payments or analogous payments applicable to Securities of such series on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities;
     (2) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which either is bound;
     (3) no Event of Default or event which with the giving of notice or lapse of time, or both, would become an Event of Default with respect to the Securities of that series shall have occurred and be continuing on the date of such deposit and no Event of Default under Section 501(5) or Section 501(6) or event which with the giving of notice or lapse of time, or both, would become an Event of Default under Section 501(5) or Section 501(6) shall have occurred and be continuing on the 91st day after such date;
     (4) the Company has delivered to the Trustee an Opinion of Counsel to the effect that the Company has received from, or there has been published by, the Internal Revenue Service a ruling to the effect that Holders of the Securities of that series will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred;
     (5) if the Securities of that series are then listed on any securities exchange the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that such deposit, defeasance and discharge will not cause such Securities to be delisted; and
     (6) the Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the defeasance and discharge of the entire indebtedness on all Outstanding Securities of any such series as contemplated by this Section have been complied with.

ARTICLE FIVE - REMEDIES
     SECTION 501. Events of Default.
     “Event of Default”, wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):
     (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or
     (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or
     (3) default in the payment or satisfaction of any sinking fund payment, when and as due by the terms of a Security of that series or beyond any period of grace provided with respect thereto; or
     (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 10% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder; or
     (5) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal, State or United Kingdom bankruptcy, insolvency, reorganization or other similar law or (B) (other than under or in connection with a scheme of amalgamation or reconstruction not involving bankruptcy or insolvency) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition against the Company seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal, State or United Kingdom law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of the whole or substantially all of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order undismissed, unstayed and in effect for a period of 90 consecutive days; or
     (6) the commencement by the Company of a voluntary case or proceeding under any applicable Federal, State or United Kingdom bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal, State or United Kingdom bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief (other than under or in connection with a scheme of amalgamation or reconstruction not involving bankruptcy or insolvency) under any applicable Federal, State or United Kingdom law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of the whole or substantially all of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or (other than under or in connection with a scheme of amalgamation or reconstruction not involving bankruptcy or insolvency) the taking of corporate action by the Company in furtherance of any such action; or

     (7) any loan or other Indebtedness for Borrowed Money of the Company (if applicable, translated into sterling), amounting in aggregate to not less than the higher of £25,000,000 and one per cent. of the Adjusted Share Capital and Reserves (as defined below), becomes due and repayable prematurely by reason of an event of default (however described) or the Company fails to make any payment in respect thereof on the due date for such payment (as extended by any applicable grace period as originally provided) or the security for any such loan or other indebtedness for borrowed money becomes enforceable and steps are taken to enforce the same or default is made by the Company in making any payment due (if applicable, translated into sterling), amounting in aggregate to not less than the higher of £25,000,000 and one per cent. of the Adjusted Share Capital and Reserves, under any guarantee or indemnity given by it in respect of any loan or other indebtedness for borrowed money.
     For the purposes of this Section 501, “Adjusted Share Capital and Reserves” means at any time the aggregate of:
     (A) the amount paid up or credited as paid up on the share capital of the Company; and
     (B) the total of the capital, revaluation and revenue reserves of the Company and its Subsidiaries taken as a whole (the “Group”), including any share premium account, capital redemption reserve and credit balance on the profit and loss account, sums set aside for taxation and amounts attributable to minority interests but deducting any debit balance on the profit and loss account and the cost of any shares of the Company held in any employee share ownership trust or otherwise held by a member of the Group, all as shown in the then latest audited consolidated balance sheet of the Group prepared in accordance with U.K. GAAP, but adjusted as may be necessary in respect of any variation in the paid up share capital or share premium account of the Company since the date of that balance sheet and further adjusted as may be necessary to reflect any change since the date of that balance sheet in the Subsidiaries comprising the Group. A certificate of the Company signed by two Directors of the Company as to the amount of the Adjusted Share Capital and Reserves as at any specified date may, in the absence of manifest error, be relied upon by the Trustee and, if so relied upon, shall be conclusive and binding on the Company and the Holders.
     (8) any other Event of Default provided with respect to Securities of that series.
     SECTION 502. Acceleration or Maturity; Rescission and Annulment.
     If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if any of the Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.
     At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if
     (1) the Company has paid or deposited with the Trustee a sum sufficient to pay
     (A) all overdue interest on all Securities of that series,

     (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,
     (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities of that series, and
     (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and
     (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal amount or specified amount of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.
No such rescission shall affect any subsequent default or impair any right consequent thereon.
     SECTION 503. Collection of Indebtedness and Suits for Enforcement by Trustee.
     The Company covenants that if
     (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or
     (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof, or
     (3) default is made in the making of any sinking fund payment, when and as due by the terms of a Security of any series and such a default continues beyond any period of grace provided with respect thereto, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and any interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Securities and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.
     If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company, the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.
     If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.
     No recourse for the payment of the principal of (or premium, if any) or any interest on any Security or otherwise in respect thereof and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture, or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, past, present or future, of the Company or of any successor corporation of either, either directly or through the Company or any successor corporation of any of them, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that to the extent lawful all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture, the issue of the Securities; provided, however, that nothing contained herein shall be taken to prevent recourse to and the enforcement of the liability, if any, of any stockholder or subscriber to capital stock upon or in respect of shares of capital stock not fully paid.
     SECTION 504. Trustee May File Proofs of Claim.
     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities of a series or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities of such series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal (and premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,
     (i) to file and prove a claim for the whole amount of principal (and premium, if any) or such portion of the principal amount of any series of Original Issue Discount Securities as may be specified in the terms of such series, and any interest owing and unpaid in respect of the Securities of such series and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders of Securities of such series allowed in such judicial proceeding, and
     (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;
and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Securities to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.
     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder of a Security in any such proceeding.
     SECTION 505. Trustee May Enforce Claims Without Possession of Securities.
     All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.
     SECTION 506. Application of Money Collected.
     Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or any interest, upon presentation of the Securities, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

     FIRST: To the payment of all amounts due the Trustee under Section 607;
     SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and any interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and any interest, respectively; and
     THIRD: To the payment of the balance, if any, to the Company.
     SECTION 507. Limitation on Suits.
     No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:
     (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series specifying such Event of Default and stating that such notice is a “Notice of Default” hereunder;
     (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;
     (3) such Holder or Holders have offered to the Trustee reasonable indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;
     (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and
     (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;
it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.
     SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.
     Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 305) any interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption), on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.
     SECTION 509. Restoration of Rights and Remedies.
     If the Trustee or any Holder of a Security has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders of Securities shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.
     SECTION 510. Rights and Remedies Cumulative.
     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
     SECTION 511. Delay or Omission Not Waiver.
     No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders of Securities may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Securities, as the case may be.
     SECTION 512. Control by Holders of Securities.
     With respect to the Securities of any series, the Holders of a majority in principal amount of the Outstanding Securities of such series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that
     (1) such direction shall not be in conflict with any rule of law or with this Indenture (including in any way impairing the rights of Holders under Section 508 hereof) or expose the Trustee to personal liability, and
     (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.
     SECTION 513. Waiver of Past Defaults.
     The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to the Securities of such series and its consequences, except a default
     (1) in the payment of the principal of (or premium, if any) or any interest on any Security of such series, or
     (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.
     Upon any such waiver, such default shall cease to exist, and any Event of Default with respect to any Series arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

     SECTION 514. Undertaking for Costs.
     All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder of any Security for the enforcement of the payment of the principal of (or premium, if any) or any interest on any Security or the payment on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).
ARTICLE SIX - THE TRUSTEE
     SECTION 601. Certain Duties and Responsibilities.
     (a) With respect to Securities of any series, except during the continuance of an Event of Default,
     (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee, except as otherwise required by the Trust Indenture Act; and
     (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of any mathematical calculations or other facts stated therein).
     (b) In case an Event of Default with respect to Securities of any series has occurred and is continuing, the Trustee shall, with respect to the Securities of such series exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.
     (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that
     (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;
     (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;
     (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it with respect to Securities of any series in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of such series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

     (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers.
     (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.
     SECTION 602. Notice of Defaults.
     Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit in the manner and to the extent provided in Section 703(c), notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of or any premium or interest on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series; and provided, further, that in the case of any default of the character specified in Section 501(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term “default” means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.
     SECTION 603. Certain Rights of Trustee.
     Subject to the provisions of Section 601:
     (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper party or parties;
     (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order or as otherwise expressly provided herein and any resolution of the Board of Directors of the Company may be sufficiently evidenced by a Board Resolution;
     (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers’ Certificate;
     (d) the Trustee may consult with counsel of its own selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;
     (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities of any series pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;
     (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to such information as it shall reasonably require and in such form as it shall reasonably require, provided that the Trustee shall not be entitled to such information which the Company is prevented from disclosing as a matter of law or contract;
     (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;
     (h) the Trustee may appoint any agents, including any foreign banking institution, it deems necessary to perform any of the duties of the Trustee herein; and
     (i) any application by the Trustee for written instructions from the Company may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. The Trustee shall not be liable for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than three Business Days after the date any officer of the Company actually receives such application, unless prior to taking any such action (or the effective date in the case of an omission), the Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted.
     SECTION 604. Not Responsible for Recitals or Issuance of Securities.
     The recitals contained herein and in the Securities (except the Trustee’s certificates of authentication) shall be taken as the statements of the Company, as the case may be, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.
     SECTION 605. May Hold Securities.
     The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, any otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.
     SECTION 606. Money Held in Trust.
     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with Company.
     SECTION 607. Compensation and Reimbursement.
     The Company agrees:
     (1) to pay to the Trustee from time to time such compensation as agreed upon from time to time in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);
     (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or willful misconduct; and

     (3) to fully indemnify the Trustee (and any predecessor Trustee) for, and to hold it harmless against, any and all loss, liability, claim, damage or expense incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.
     As security for the performance of the obligations of the Company under this Section the Trustee shall have a lien prior to the Securities upon all property and funds held or collected in trust by the Trustee as trustee hereunder, and no longer the property or funds of the Company, except funds held in trust for the benefit of the Holders of particular Securities.
     SECTION 608. Disqualification; Conflicting Interests.
     If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by such Act the Trustee shall not be deemed to have a conflicting interest by virtue of being a Trustee under this Indenture with respect to Securities of more than one series.
     SECTION 609. Corporate Trustee Required; Eligibility.
     There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $150,000,000, subject to supervision or examination by Federal or State authority and having its Corporate Trust Office in the Borough of Manhattan, The City of New York, New York. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.
     SECTION 610. Resignation and Removal; Appointment of Successor.
     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by a successor Trustee in accordance with the applicable requirements of Section 611.
     (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may at the expense of the Company petition any court of competent jurisdiction for the appointment of a successor trustee with respect to the Securities of such series.
     (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in aggregate principal amount of the Outstanding Securities of such series delivered to the Trustee and to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the delivery of such Act of the Holders, the resigning Trustee may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the securities of such series.
     (d) If at any time:

     (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or
     (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or
     (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 514, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.
     (e) If the Trustee shall resign, be removed or become incapable of acting, of if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders of Securities and accepted appointment in the manner required by Section 611, any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.
     (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series in the manner provided in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.
     SECTION 611. Acceptance of Appointment by Successor.
     (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and there upon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in Section 607.
     (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of such series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of such series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of such series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustee as co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of such series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of such series to which the appointment of such successor Trustee relates.
     (c) Upon request of any such successor Trustee and the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.
     (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.
     SECTION 612. Merger, Conversion, Consolidation or Succession to Business.
     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.
     SECTION 613. Preferential Collection of Claims Against Company.
     If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities of a series), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).
     SECTION 614. Appointment of Authenticating Agent.
     With the written consent of the Company, the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue or upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $150,000,000 and subject to supervision or examination by Federal or State or District of Columbia authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law, or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.
     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of such Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent.
     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee, with the written consent of the Company, shall promptly appoint a successor Authenticating Agent and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities, if any, of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.
     The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.
     If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee’s certificate of authentication, an alternative certificate of authentication in the following form:
CERTIFICATE OF AUTHENTICATION
     This is one of the Securities of the series referred to in the within-mentioned Indenture.

Dated:

CITIBANK, N.A.

as Trustee

By

as Authenticating Agent

By

Authorized Officer
     If all of the Securities of a series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment where the Company wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested by the Company in writing (which writing need not comply with Section 102 and need not be accompanied by an

Opinion of Counsel), shall appoint in accordance with this Section an Authenticating Agent having an office in a Place of Payment designated by the Company with respect to such series of Securities.
ARTICLE SEVEN - HOLDERS’ LISTS AND REPORTS BY TRUSTEE AND COMPANY
     SECTION 701. Company to Furnish Trustee Names and Addresses of Holders.
     The Company will furnish or cause to be furnished to the Trustee
     (a) semi-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, containing all the information in the possession or control of the Company, or any of their Paying Agents other than the Trustee, as to the names and addresses of the Holders of Securities as of such Regular Record Date, and
     (b) at such other times as the Trustee may request in writing within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished.
     The Company need not furnish or cause to be furnished to the Trustee pursuant to this Section 701 the names and addresses of Holders of Definitive Securities so long as the Trustee acts as Security Registrar with respect to such series of Securities.
     SECTION 702. Preservation of Information; Communications to Holders.
     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Securities (i) contained in the most recent list furnished to the Trustee as provided in Section 701, (ii) received by the Trustee in its capacity as Paying Agent (if so acting) and as Security Registrar and (iii) filed with it within the two preceding years pursuant to Section 703(c)(2). The Trustee may (i) destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished, (ii) destroy any information received by it as Paying Agent (if so acting) hereunder upon delivering to itself as Trustee, not earlier than 45 days after each Regular Record Date, a list containing the names and addresses of the Holders of Securities obtained from such information since the delivery of the next previous list, if any, (iii) destroy any list delivered to itself as Trustee which was compiled from information received by it as Paying Agent (if so acting) hereunder upon the receipt of a new list so delivered, and (iv) destroy not earlier than two years after filing, any information filed with it pursuant to Section 703(c)(2).
     (b) If three or more Holders of Securities (herein referred to as “applicants”) apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either
     (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 702(a), or
     (ii) inform such applicants as to the approximate number of Holders of Securities whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.
     If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of Securities whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 702(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders of Securities or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders of Securities with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.
     (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 702(b).
     SECTION 703. Reports by Trustee.
Within 60 days after June 15 of each year commencing with the first June 15 after the first issuance of Securities pursuant to this Indenture, the Trustee if required by Section 313(a) of the Trust Indenture Act shall transmit to the Holders of Securities, in the manner and to the extent provided in Section 313(a) and Section 313(c) of the Trust Indenture Act, a brief report dated as of such June 15.
     SECTION 704. Reports by Company.
     The Company shall:
     (1) file with the Trustee, within 15 days after the Company, as the case may be, is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers’ Certificates);
     (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company, or both, with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers’ Certificates); and

     (3) transmit to all holders, in the manner and to the extent provided in the Trust Indenture Act Section 313(c), within 30 days after the filing thereof with the Trustee such summaries of any information, documents and reports required to be filed by the Company, as the case may be, pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission;
     (4) furnish to the Trustee at least annually a brief certificate from any one of its Directors and the Secretary or Group Treasurer or Leslie Winnister, Treasurer, Quantative Risk Management as to his or her knowledge of the Company’s compliance with the conditions and covenants of this Indenture or provide for opinion of Counsel confirming this.
ARTICLE EIGHT -
CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE
     SECTION 801. Company May Consolidate, Etc., Only on Certain Terms.
     The Company shall not consolidate with or merge into any other Person or convey, transfer or lease all or substantially all of its properties and assets to any Person, unless:
     (1) the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety (i) shall be a corporation, partnership or trust, organized and validly existing, and (ii) shall expressly assume by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, in the case of the Company, the due and punctual payment of the principal of (and premium, if any) and interest (including all additional amounts, if any, payable pursuant to Section 1004 and Subsection (3) below) on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;
     (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or a Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;
     (3) the Person formed by such consolidation or into which the Company is merged or to whom the Company has conveyed, transferred or leased its properties or assets (if, in the case of the Company, such Person is organized and validly existing under the laws of a jurisdiction other than the United States, any State thereof, or the District of Columbia) agrees to indemnify the Holder of each Security against (a) any tax, assessment or governmental charge imposed on any such Holder or required to be withheld or deducted from any payment to such Holder as a consequence of such consolidation, merger, conveyance, transfer or lease (including, in the case of United States Alien Holders of Securities of any series issuable in bearer form, United States Federal estate tax, if any, and including any tax, assessment or governmental charge imposed by the jurisdiction in which such Person is organized or resident) and (b) any costs or expenses of the act of such consolidation, merger, conveyance, transfer or lease; and
     (4) the Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

     SECTION 802. Successor Substituted.
     Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.
ARTICLE NINE - SUPPLEMENTAL INDENTURES
     SECTION 901. Supplemental Indentures without Consent of Holders.
     Without the consent of any Holders of Securities, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:
     (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or
     (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or
     (3) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and, if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or
     (4) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series, provided that any such addition, change or elimination (i) shall neither (A) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision or (B) modify the rights of the Holder of any such Security with respect to such provision or (ii) shall become effective only when there is no such Security Outstanding; or
     (5) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or
     (6) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or
     (7) to cure any ambiguity, omission or typographical error, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action shall not adversely affect the interests of the Holders of Securities of any series.
     SECTION 902. Supplemental Indentures with Consent of Holders.
     With the consent of the Holders of not less than 66 2/3% in principal amount of the Outstanding Securities of each series affected by a supplemental indenture, by Act of said Holders delivered to the Company and the

Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holders of no less than three-fourths in principal amount of the Outstanding Securities affected thereby,
     (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change any obligation of the Company to pay additional amounts pursuant to Section 1004 (except as contemplated by Section 801(1) and permitted by Section 901(l)), or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 or change the coin or currency in which any Security or any premium or any interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, or on or after the Redemption Date), or
     (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with Certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or reduce the requirements of Section 1304 for quorum or voting, or
     (3) change any obligation of the Company to maintain an office or agency in the places and for the purposes specified in Section 1002, or
     (4) modify any of the provisions of this Section, Section 513 or Section 1008, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived, without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder of a Security with respect to changes in the references to “the Trustee” and concomitant changes in this Section and Section 1008, or the deletion of this proviso, in accordance with the requirements of Sections 611 (b) and 901 (8) or
     (5) modify or affect in any manner adverse to the interests of the Holders of any Securities or any sinking fund payments provided in respect thereof.
     A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.
     The Company may set a record date for the solicitation of consents of Holders pursuant to this Section 902.
     It shall not be necessary for any Act of Holders of Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.
     SECTION 903. Execution of Supplemental Indentures.
     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.
     SECTION 904. Effect of Supplemental Indentures.
     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.
     SECTION 905. Conformity with Trust Indenture Act.
     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as in effect at the time of execution thereof.
     SECTION 906. Reference in Securities to Supplemental Indentures.
     Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company, may be endorsed thereon and such Securities may be authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.
ARTICLE TEN - COVENANTS
     SECTION 1001. Payment of Principal, Premium and Interest.
     The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of and any premium and any interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.
     SECTION 1002. Maintenance of Office or Agency.
     The Company will maintain in each Place of Payment for any series of Securities an office or agency where securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served; provided, however, that at the option of the Company in the case of Securities of such series, payment of any interest thereon may be made by check mailed to the address of Person entitled herein as such address shall appear in the Security Register, unless such Person requests payment by wire transfer pursuant to Section 307. With respect to the Securities of any series, such office or agency in each Place of Payment shall be specified as contemplated by Section 301, and if not so specified, initially shall be the Corporate Trust Office of the Trustee. Unless otherwise specified pursuant to Section 301, the Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where notices and demands to or upon the Company in respect of Securities of any series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all presentations, surrenders, notices and demands.
     The Company may also from time to time designate one or more other offices or agencies (in or outside the Borough of Manhattan, The City of New York) where the Securities of one or more series may be presented or surrendered or any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of any obligation to maintain an office or agency in each Place of Payment (except as otherwise indicated in this Section) for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.
     Unless otherwise specified, as contemplated by Section 301, the Trustee shall initially serve as Paying Agent.
     SECTION 1003. Money for Securities Payments to Be Held in Trust.
     If the Company shall at any time act as Paying Agent with respect to any series of Securities, it will, on or before each due date for payment of the principal of and any premium or any interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium or any interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.
     Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, on or before each due date for payment of the principal of and any premium or any interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal and any premium or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.
     The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:
     (1) hold all sums held by it for the payment of the principal of and any premium or any interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;
     (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal of and any premium or any interest on the Securities of that series; and
     (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.
     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.
     Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of and any premium or any interest on any Security of any series and remaining unclaimed for two years after such principal and any premium or any interest has become due and payable shall be paid to the Company, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in each Place of Payment, or mail to each holder of Securities, or both, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company.

     SECTION 1004. Additional Amounts.
     Unless otherwise specified in any Board Resolution establishing the terms of Securities of a series in accordance with Section 301, all payments of, or in respect of, principal, premium and interest made by the Company in respect of any Security will be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of the United Kingdom or by or within any political subdivision thereof or any authority therein having power to tax, unless such taxes, duties, assessments or governmental charges are required by law to be withheld or deducted. If any deduction or withholding for any present or future taxes, assessments or other governmental charges of the United Kingdom (or any political subdivision or taxing authority thereof or therein having the power to tax) shall at any time be required by the United Kingdom (or any such political subdivision or taxing authority) in respect of any amounts to be paid by the Company on any Security, the Company will pay to each Holder of such Security such additional amounts (“Additional Amounts”) as may be necessary in order that the net amounts paid to such Holder who is not resident in the United Kingdom for U.K. tax purposes, after such deduction or withholding, shall not be less than the amounts specified in such Security to which such Holder is entitled; provided, however, that the Company shall not be required to make any payment of Additional Amounts to a Holder for or on account of:
     (a) any tax, duty, assessment or other governmental charge which would not have been imposed, withheld or deducted but for (i) the existence of any present or former connection between the Holder or beneficial owner of a Security (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder or beneficial owner, if such Holder or beneficial owner is an estate, trust, partnership or corporation) and the United Kingdom or any political subdivision or territory or possession thereof or area subject to its jurisdiction, including, without limitation, such Holder or beneficial owner (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a domiciliary, national or resident thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment, office, branch or fixed base therein or otherwise having or having had some connection with the United Kingdom or such political subdivision, territory or possession other than the holding or ownership of a Security or the collection of principal of and interest, if any, on, or the enforcement of, a Security or (ii) the presentation of a Security (where presentation is required) for payment (x) in the United Kingdom or (y) on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later, except to the extent that the Holder would have been entitled to such Additional Amounts if it had presented such Security for payment on any day within such period of 30 days;
     (b) any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;
     (c) any tax, duty, assessment or other governmental charge which is payable otherwise than by withholding or deduction from payments of (or in respect of) principal of, or any interest on, the Securities;
     (d) any tax, duty, assessment or other governmental charge that is imposed, deducted or withheld by reason of the failure to comply by the beneficial owner of a Security or the beneficial owner of any payment on such Security with a request of the Company addressed to the beneficial owner (i) to provide information concerning the nationality, residence, identity or connection with the United Kingdom or any political subdivision or taxing authority thereof of the beneficial owner or (ii) to make any declaration or other similar claim to satisfy any information or reporting requirement, which in the case of (i) or (ii) is required or imposed by a statute, treaty, regulation, ruling or administrative practice of the taxing jurisdiction as a precondition to exemption from withholding or deduction of all or part of such tax, duty, assessment or other governmental charge;
     (e) any tax, duty, assessment or other governmental charge which would not have been imposed, withheld or deducted if presentation for payment had been made to a Paying Agent other than the Paying Agent to which such presentation was made;

     (f) any tax, duty, assessment or other governmental charge which is payable in respect of any payments on a Definitive Security issued at the request of the Holder on or after the occurrence of an Event of Default (as defined below); or
     (g) any combination of items (a), (b), (c), (d), (e) and (f) above;
nor shall Additional Amounts be paid with respect to any payment of the principal of (premium, if any) or any interest on, any Security to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the United Kingdom (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or to a beneficial owner who would not have been entitled to such additional amounts had it been the Holder of such Security.
     Whenever in this Indenture and any supplemental indenture hereto there is mentioned, in any context, the payment of the principal of, premium, if any, or any interest on or in respect of any Securities of any series, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof and as if express mention of the payment of Additional Amounts (if applicable) were made in any provisions hereof or thereof where such express mention is not made.
     At least 10 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal or any premium is made), and at least 10 days prior to each date of payment of principal (or any premium) or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers’ Certificate, the Company will furnish the Trustee and the Company’s principal Paying Agent or Paying Agents, if other than the Trustee, with an Officers’ Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of (or any premium) or interest on the Securities of that series shall be made to Holders of Securities of that series without withholding for or on account of any taxes. If any such withholding shall be required, then such Officers’ Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders and the Company will pay to the Trustee or such Paying Agent or Paying Agents the Additional Amounts required by this Section. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers’ Certificate furnished pursuant to this Section.
     SECTION 1005. Existence.
     Subject to Article Eight, the Company will preserve and keep in full force and effect its corporate existence.
     SECTION 1006. Statement by Officers as to Default.
     The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company (which as of the date hereof is March 31, of each fiscal year) ending after the date hereof, an Officers’ Certificate (which need not comply with the requirements of Section 102), stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the covenants and conditions of Sections 1001 to 1006, inclusive, and if the Company shall be in default, specifying all such defaults arid the nature and status thereof of which they may have knowledge. The Company shall deliver to the Trustee, as soon as possible and in any event within five days after the Company becomes aware of the occurrence of any Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers’ Certificate setting forth the details of such Event of Default or default and the action which the Company proposes to take with respect thereto.

     SECTION 1007. Waiver of Certain Covenants.
     The Company may omit in any particular instance to comply with any covenant or condition set forth in any supplemental indenture with respect to the Securities of any applicable series if before the time for such compliance the Holders of at least 66 2/3% in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.
     SECTION 1008. Calculation of Original Issue Discount.
     The Company shall file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on Outstanding Securities as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.
ARTICLE ELEVEN - REDEMPTION OF SECURITIES
     SECTION 1101. Applicability of Article.
     Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.
     SECTION 1102. Election to Redeem; Notice to Trustee.
     The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In the case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company, (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities (i) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, or (ii) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities, the Company shall furnish the Trustee with an Officers’ Certificate evidencing compliance with such restriction or condition.
     SECTION 1103. Selection by Trustee of Securities to Be Redeemed.
     If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption in compliance with the requirements of the London Stock Exchange, if applicable, or by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series. If so specified in the Securities of a series, partial redemptions must be in an amount not less than $1,000,000 principal amount of Securities.
     The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.
     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

     SECTION 1104. Notice of Redemption.
     Notice of redemption shall be given in the manner provided in Section 106 to the Holders of Securities to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date.
     All notices of redemption shall state:
     (1) the Redemption Date,
     (2) the Redemption Price,
     (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the particular Securities to be redeemed,
     (4) that on the Redemption Date, the Redemption Price will become due and payable upon each Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,
     (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price,
     (6) the CUSIP number or numbers, if any, with respect to such Securities; and
     (7) that the redemption is for a sinking fund, if such is the case.
     A notice of redemption published as contemplated by Section 106 need not identify particular Securities to be redeemed.
     Notice of redemption of Securities to be redeemed at the selection of the Company shall be given by the Company or, at the Company’s request, by the Trustee in the name and at the expense of the Company. If at the time a notice of redemption is being made to Holders of Securities pursuant to this Section 1104, Securities are listed on the London Stock Exchange, and so long as the rules of the London Stock Exchange so require, the Company shall also cause a notice of redemption to be published in an Authorized Newspaper in London, at least 30 days but not more than 60 days before the Redemption Date.
     SECTION 1105. Deposit of Redemption Price.
     Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.
     SECTION 1106. Securities Payable on Redemption Date.
     Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that with respect to Definitive Securities, unless otherwise specified as contemplated by Section 301; and provided, further, that, unless otherwise specified as contemplated by Section 301, installments of interest on Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.
     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid. bear interest from the Redemption Date at the rate prescribed therefor in the Security.
     SECTION 1107. Securities Redeemed in Part.
     Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.
     SECTION 1108. Optional Redemption Due to Changes in Tax Treatment.
     Each series of Securities may be redeemed at the option of the Company in whole but not in part at any time (except in the case of Securities that have a variable rate of interest, which may be redeemed on any Interest Payment Date) at a redemption price equal to the principal amount thereof plus accrued interest to the date fixed for redemption (except in the case of Outstanding Original Issue Discount Securities which may be redeemed at the Redemption Price specified by the terms of such series of Securities) if the Company satisfies the Trustee that, as a result of any change in or amendment to the laws or any regulations or rulings promulgated thereunder of the United Kingdom or of any political subdivision or taxing authority of or in the United Kingdom or any change in the application or interpretation of such laws, regulations or rulings, or any change in the official application or interpretation of, or any execution of or amendment to, any treaty or treaties affecting taxation to which the United Kingdom is a party, which change, execution or amendment becomes effective on or after the date specified for such series pursuant to Section 301(8), the Company has been or will be required to pay additional amounts with respect to the Securities as described in Section 1004. Prior to the giving of notice of redemption of such Securities pursuant to this Indenture, the Company will deliver to the Trustee an Officers’ Certificate, stating that the Company is entitled to effect such redemption and setting forth in reasonable detail a statement of circumstances showing that the conditions precedent to the right of the Company to redeem such Securities pursuant to this Section has been satisfied. Such Officers’ Certificate shall attach a certificate of an independent lawyer or accountant satisfactory to the Trustee in form and content reasonably satisfactory to the Trustee to the effect that the circumstances required to be established pursuant to this Section 1108 exist.
     Further, if, pursuant to Section 801(3)(a) of this Indenture, the Company has been or would be required to pay any additional amounts as therein provided, each series of Securities may be redeemed at the option of the Company in whole but not in part, at any time (except in the case of Securities that have a variable rate of interest, which may be redeemed on any Interest Payment Date), at a redemption price equal to the principal amount thereof plus accrued interest to the date fixed for redemption (except in the case of Outstanding Original Issue Discount Securities which may be redeemed at the Redemption Price specified by the terms of such series of Securities). Prior to the giving of notice of redemption of such Securities pursuant to this Indenture, the Company will deliver to the Trustee an Officers’ Certificate, stating that the Company is entitled to effect such redemption and setting forth in reasonable detail a statement of circumstances showing that the conditions precedent to the right of the Company to redeem such Securities pursuant to this Section has been satisfied.
     In the event that the obligations of the Company under any Securities are assumed pursuant to the terms and conditions of this Indenture by any Person (a “Successor Person”) organized under the laws of a jurisdiction other than the United Kingdom, such Successor Person shall be entitled to redeem such Securities subject to the terms of the preceding paragraph, substituting the name of such jurisdiction for the United Kingdom and the date of such assumption for the original issue date of such Securities, unless as of the date of such assumption the relevant taxing authority had publicly announced that such change is to occur.

ARTICLE TWELVE - SINKING FUNDS
     SECTION 1201. Applicability of Article.
     The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.
     The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a “mandatory sinking fund payment”, and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an “optional sinking fund payment”. If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.
     SECTION 1202. Satisfaction of Sinking Fund Payments with Securities.
     The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption), and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.
     SECTION 1203. Redemption of Securities for Sinking Fund.
     Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers’ Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202 and will also deliver to the Trustee any Securities to be so delivered and not theretofore delivered. Not less than 50 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.
ARTICLE THIRTEEN - MEETINGS OF HOLDERS OF SECURITIES
     SECTION 1301. Purposes for Which Meetings May be Called.
     A meeting of Holders of Securities of any series may be called by the Trustee at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.
     SECTION 1302. Call, Notice and Place of Meetings.
     (a) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 1301, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or in London, England, as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.
     (b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in Section 1301, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or in London, England, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.
     SECTION 1303. Persons Entitled to Vote at Meetings.
     To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.
     SECTION 1304. Quorum; Action.
     The Persons entitled to vote a one-third in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series; provided, however, that if any action is to be taken at such meeting with respect to a consent or waiver which this Indenture expressly provides may be given by the Holders of not less than 66 2/3% in principal amount of the Outstanding Securities of a series, the Persons entitled to vote 66 2/3% in principal amount of the Outstanding Securities of such series shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 1302(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.
     Except as limited by the proviso to Section 902, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of that series; provided, however, that, except as limited by the proviso to Section 902, any resolution with respect to any consent or waiver which this Indenture expressly provides may be given by the Holders of not less than 66 2/3% in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly convened and at which a quorum is present as aforesaid only by the affirmative vote of the Holders of 66 2/3% in principal amount of the Outstanding Securities of that series; and provided, further, that, except as limited by the proviso to Section 902, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of that series.

     Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series, whether or not present or represented at the meeting.
     SECTION 1305. Determination of Voting Rights; Conduct and Adjournment of Meetings.
     (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of a series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in Section 104 or by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by Section 104 to certify to the holding of Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.
     (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company, or by Holders of Securities as provided in Section 1302(b), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons- entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.
     (c) At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount (in the case of Original Issue Discount Securities, such principal amount to be the principal amount of an Outstanding Original Issue Discount Security that would be due and payable as of the date of such determination upon a declaration of acceleration of maturity thereof pursuant to Section 502) of the Outstanding Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.
     (d) Any meeting of Holders of Securities of any series duly called pursuant to Section 1302 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.
     SECTION 1306. Counting Votes and Recording Action of Meetings.
     The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in triplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1302 and, if applicable, Section 1304. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

     Any record so signed and verified shall be conclusive evidence of the matters therein stated.
* * *
     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute-but one and the same instrument.

     IN WITNESS WHEREOF, the Company and the Trustee have caused this Indenture to be duly executed on their respective behalves, all as of the day and year first above written.

The Common Seal of
BRITISH TELECOMMUNICATIONS plc
hereunto affixed is authenticated by:

/s/ SJR
Stephen John Prior
Assistant Company Secretary

CITIBANK, N.A.
As Trustee

/s/	Wafaa Orfy
By:	Wafaa Orfy

Assistant Vice President